UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2020

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	MDRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Allscripts Healthcare Solutions, Inc. (the “Company”) held on May 21, 2020, the stockholders of the Company approved the amendment and restatement of the Allscripts Healthcare Solutions, Inc. 2019 Stock Incentive Plan (as amended and restated, the “Amended and Restated 2019 Stock Incentive Plan”). The amendment and restatement increases the available shares under the Amended and Restated 2019 Stock Incentive Plan by 3,900,000 shares. The foregoing summary is qualified in its entirety by reference to the complete text of the Amended and Restated 2019 Stock Incentive Plan, a copy of which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 21, 2020 (the “2020 Annual Meeting”), the stockholders of the Company voted on the following five proposals and cast their votes as described below:

1.	The individuals listed below were elected at the 2020 Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Mara G. Aspinall	122,508,727	22,464,538	156,447	9,693,772
Paul M. Black	123,502,689	21,531,332	95,691	9,693,772
P. Gregory Garrison	123,595,810	21,373,887	160,015	9,693,772
Jonathan J. Judge	106,646,204	38,326,054	157,454	9,693,772
Michael A. Klayko	106,972,448	38,004,415	152,849	9,693,772
Dave B. Stevens	122,104,819	22,872,134	152,759	9,693,772
David D. Stevens	107,455,077	37,519,716	154,919	9,693,772

2.	A management proposal to approve an amendment and restatement of the Allscripts Healthcare Solutions, Inc. 2019 Stock Incentive Plan to increase the number of shares available for grant thereunder, as described in the Company’s proxy materials, was approved.

For	Against	Abstain	Broker Non-Vote
139,798,399	3,489,464	1,841,849	9,693,772

3.	A management proposal to approve an amendment and restatement of the Allscripts Healthcare Solutions, Inc. Employee Stock Purchase Plan to increase the number of shares available for grant thereunder and to extend the expiration date of the plan, as described in the Company’s proxy materials, was approved.

For	Against	Abstain	Broker Non-Vote
144,107,945	874,715	147,052	9,693,772

4.	A management proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as described in the Company’s proxy materials, was approved.

For	Against	Abstain	Broker Non-Vote
153,531,583	883,296	408,605	0

5.	A non-binding, advisory resolution to approve the Company’s named executive officer compensation, as described in the Company’s proxy materials, was approved.

For	Against	Abstain	Broker Non-Vote
137,617,265	7,239,562	272,885	9,693,772

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

			Incorporated by Reference
Exhibit Number	Exhibit Description	Filed Herewith	Form	Exhibit	Filing Date

10.1	Allscripts Healthcare Solutions, Inc. Amended and Restated 2019 Stock Incentive Plan		S-8	4.3	May 22, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: May 22, 2020	By:	/s/ Brian P. Farley
Brian P. Farley
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary